CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Prospectus constituting part of Registration Statement on Form S-8 filed December 29, 1987 of O'Sullivan Corporation of our report dated January 26, 1998 appearing on page 32 of this Annual Report on Form 10-K.



                                          /s/ Yount, Hyde & Barbour, P. C.

Winchester, Virginia
March 26, 1998









































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